Exhibit 10(b)(1)(i)

AMENDMENT NO. 7 AND WAIVER TO THE AMENDED AND

RESTATED SALE AND SERVICING AGREEMENT

(VFCCTransaction with Newstar CP Funding LLC)

THIS AMENDMENT NO. 7 AND WAIVER TO THE AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of June 4, 2007 (this “Amendment”), is entered into in connection with that certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser”), certain conduit purchasers and purchaser agents party thereto (each, together with its successors and assigns in such capacity, a “Conduit Purchaser” and a “Purchaser” and, collectively with the Swingline Purchaser, the “Purchasers”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the Purchaser Agent with respect to Variable Funding Capital Company LLC as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein; and

WHEREAS, pursuant to and in accordance with Section 13.1 thereof, the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser desire to provide for a one-time waiver of certain provisions of the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

Notwithstanding the provisions of the definition of “Advance Rate” in the Agreement relating to B-Note Loans, the Advance Rate applicable to the Loan identified on Schedule I hereto will be 60%.

SECTION 2. WAIVER.

Each of the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser hereby waives the failure of the Loan identified on Schedule I hereto to satisfy clause (c) of Appendix A to the Sale and Servicing Agreement.

SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and a one-time waiver thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended and waived by this Amendment, as though such terms and conditions were set forth herein.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5. CONDITIONS PRECEDENT.

This Amendment shall become effective on the date on which each party hereto has delivered an executed signature page hereto to the Administrative Agent.

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

By: NewStar Financial, Inc., its Designated Manager

	By:	/s/ John J. Frishkopf
		Name: Title:	John J. Frishkopf Managing Director

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ John J. Frishkopf
		Name: Title:	/s/ John J. Frishkopf Managing Director

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ Brian Smith
		Name: Title:	Brian Smith Vice President

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

By: Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/s/ Douglas R. Wilson, Sr.
		Name: Title:	Douglas R. Wilson, Sr. Director

[Signatures Continued on the Following Page]

Amendment No. 7 and Waiver to Amended and Restated

Sale and Servicing Agreement

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Andy Phelps
		Name: Title:	Andy Phelps Vice President

Schedule I to

Amendment No. 7 and

Waiver dated

June 4, 2007

List of Assets

Obligor Name	Principal Balance as of 6/4/07
ST Square LLC	$7,500,000

Waiver to Amended and Restated

Sale and Servicing Agreement NewStar CP Funding LLC